SUBSIDIARIES OF THE PERKIN-ELMER CORPORATION


   Name                                            State or Jurisdiction
                                               of Incorporation or Organization
PKN Overseas Corporation                                   (New York, USA)
        Perkin-Elmer (UK) Limited                          (UK)
            Perkin-Elmer (UK) Pension Trustees Limited     (UK)
            Perkin-Elmer Limited                           (UK)
                     Spartan Ltd.                          (Channel Isles)
                             Listronagh Company            (Ireland)
            Applied Biosystems Ltd.                        (UK)
        Perkin-Elmer Pty Limited                           (Australia)
        Perkin-Elmer (Canada) Ltd.                         (Canada)
            Perkin-Elmer Sciex *                           (Canada)
        Photovac Europa AS                                 (Denmark)
        Perkin-Elmer Taiwan Corporation                    (Delaware, USA)
        Perkin-Elmer (Thailand) Limited                    (Thailand)
        Perkin-Elmer AG                                    (Switzerland)
        Perkin-Elmer Japan Co. Ltd.                        (Japan)
        Perkin-Elmer SA                                    (France)
        Perkin-Elmer (Sweden) AB                           (Sweden)
            Perkin-Elmer AB                                (Sweden)
            Perkin-Elmer OY                                (Finland)
        Perkin-Elmer Holding BV                            (The Netherlands)
            Perkin-Elmer Europe BV                         (The Netherlands)
            Perkin-Elmer Belgium NV                        (Belgium)
            Perkin-Elmer Sro                               (Czech Republic)
            Perkin-Elmer Hungaria Kft                      (Hungary)
            Perkin-Elmer Polska Spolka zoo                 (Poland)
            Perkin-Elmer Genscope GmbH                     (Switzerland)
        Joint Stock Company Perkin-Elmer AO                (Russia)
        Perkin-Elmer South Africa Pty. Ltd.                (South Africa)
        Perkin-Elmer Instruments Asia Pte. Ltd.            (Singapore)
            Perkin-Elmer Instruments (Malaysia) SDN. BHD. (Malaysia) Perkin-Elmer Instruments (Philippines) Corporat(Philippines)

Note: Persons directly owned by subsidiaries of The Perkin-Elmer Corporation are indented and listed below their immediate parent.

*  50% ownership

SUBSIDIARIES OF THE PERKIN-ELMER CORPORATION (cont'd)

PKN Overseas Corporation
        Perkin-Elmer Holding GmbH                          (Germany)
            Bodenseewerk Perkin-Elmer GmbH                 (Germany)
            Perkin-Elmer GmbH                              (Austria)
        Perkin-Elmer Italia SpA                            (Italy)
        Perkin-Elmer Hong Kong, Ltd.                       (Hong Kong)`
        Perkin-Elmer Analytical and Biochemical
        Instruments (Beijing) Co., Ltd.                    (China)
        Analitica de Centroamerica, S.A.                   (Costa Rica)
        Perkin-Elmer Industria e Comercio Ltda.            (Brazil)
Perkin-Elmer International, Inc.                           (Delaware, USA)
Perkin-Elmer (Argentina) S.R.L.                            (Argentina)
Perkin-Elmer Korea Corporation                             (Delaware, USA)
Perkin-Elmer de Mexico SA                                  (Mexico)
Perkin-Elmer Overseas Ltd.                                 (Cayman Islands)
Perkin-Elmer Colombia Limitada                             (Colombia)
PECO Insurance Company Limited                             (Bermuda)
Perkin-Elmer China, Inc.                                   (Delaware, USA)
Perkin-Elmer FSC, Inc.                                     (U.S.Virgin Islands)
Perkin-Elmer Hispania  SA                                  (Spain)
Hitachi Perkin-Elmer, Ltd. +                               (Japan)
Tropix, Inc.                                               (Delaware, USA)
GenScope, Inc.                                             (Delaware, USA)
PE AgGen, Inc.                                             (Utah, USA)
Applied Biosystems GmbH                                    (Germany)

+49% ownership